Provident Financial Holdings, Inc.

Second Quarter of Fiscal 2016

December 31, 2015

Safe Harbor Statement

This presentation contains statements that the Company believes are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to the Company's financial condition, liquidity, results of operations, plans, objectives, future performance or business. You should not place undue reliance on these statements, as they are subject to risks and uncertainties. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements the Company may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to the Company. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors which could cause actual results to differ materially from the results anticipated or implied by our forward-looking statements include, but are not limited to increased competitive pressures; changes in the interest rate environment; secondary market conditions for loans and our ability to sell loans in the secondary market; changes in general economic conditions and conditions within the securities markets; legislative and regulatory changes; and other factors described in the Company's latest Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission-which are available on our website at www.myprovident.com and on the SEC's website at www.sec.gov. We do not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements whether as a result of new information, future events or otherwise. These risks could cause our actual results for fiscal 2016 and beyond to differ materially from those expressed in any forward-looking statements by, or on behalf of us and could negatively affect our operating and stock price performance.

Market Highlights

Provident Financial Holdings, Inc.	
Nasdaq GS:	PROV
Share Price:	$18.89
52-Week Range:	$14.91 - $19.19
Shares Outstanding:	8,345,723 shares
Market Capitalization:	$157.7 million
P/E (ttm):	19.68x
Diluted EPS (ttm):	$0.96
Annual Dividend & Yield:	$0.48 (2.54%)
As of December 31, 2015	

Franchise Overview



Northern California:
Pleasanton
Elk Grove, Livermore and Roseville
San Luis Obispo
Kern
San Bernardino
Santa Barbara
Ventura
Los Angeles
Riverside
Orange
San Diego
Imperial

Regional Banking Services Company Based in the Inland Empire Region of Southern California

- Expanding customer base and market
- Strong mortgage operations
- Largest independent community bank headquartered in Riverside County, California
- Ninth largest deposit market share in the Riverside-San Bernardino RMA; fourth largest of community banks

Provident Bank

Full-Service Offices:

- Blythe
- Canyon Crest, Riverside
- Corona
- Corporate Office, Riverside
- Downtown, Riverside
- Hemet
- La Quinta
- La Sierra, Riverside
- Moreno Valley - Heacock St.
- Moreno Valley - Iris Plaza
- Orangecrest, Riverside
- Rancho Mirage
- Redlands
- Sun City
- Temecula

Provident Bank Mortgage

Wholesale Offices:

- Pleasanton
- Rancho Cucamonga

Retail Offices:

- Carlsbad
- City of Industry
- Elk Grove
- Escondido
- Glendora
- Livermore
- Rancho Cucamonga
- Riverside, Canyon Crest Drive
- Riverside, Indiana Avenue
- Riverside, Riverside Avenue
- Roseville
- Santa Barbara
- Westlake Village

Financial Performance

Developments

- Net Income decreases 58%
- Diluted Earnings per Share decreases 56%
- Net Interest Income decreases 6%
- Non-Interest Income decreases 20%
- Operating Expenses decrease (sequential quarter)

Net Interest Income



(In Millions)
$10.0
$9.0
$8.0
$7.0
$6.0
$5.0
$7.9
$8.1
$8.4
$8.9
$8.1
$7.6
Q1FY15
Q2FY15
Q3FY15
Q4FY15
Q1FY16
Q2FY16

Non-Interest Income



(In Millions)
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$1.4
$1.5
$1.5
$1.7
$1.5
$1.6
$7.7
$8.0
$9.8
$8.8
$8.9
$6.0
Q1FY15
Q2FY15
Q3FY15
Q4FY15
Q1FY16
Q2FY16
Gain on Sale of Loans
Other Fees

Operating Expenses



(In Millions)
$16.0
$15.0
$14.0
$13.0
$12.0
$11.0
$10.0
$13.7
$13.9
$15.2
$15.2
$14.4
$13.9
Q1FY15
Q2FY15
Q3FY15
Q4FY15
Q1FY16
Q2FY16

PROVIDENT
Provident Financial Holdings, Inc.

Financial Performance

Pre-Provision, Pre-Tax Earnings


(In Millions)
$5.0
$4.0
$3.0
$2.0
$1.0
$-
$3.3
$3.7
$4.5
$4.2
$4.2
$1.3
Q1FY15
Q2FY15
Q3FY15
Q4FY15
Q1FY16
Q2FY16

Pre-Tax Income – Operating Segments


(In Millions)
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
-$1.0
$1.4
$1.8
$2.9
$2.0
$2.0
$2.8
$2.3
$1.7
$2.3
$2.2
$2.2
$(0.5)
Q1FY15
Q2FY15
Q3FY15
Q4FY15
Q1FY16
Q2FY16
Community Banking
Mortgage Banking

Quarterly Net Income


(In Millions)
4.0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
$2.4
$2.3
$2.6
$2.5
$2.4
$1.0
Q1FY15
Q2FY15
Q3FY15
Q4FY15
Q1FY16
Q2FY16

Diluted Earnings Per Share


$0.40
$0.35
$0.30
$0.25
$0.20
$0.15
$0.10
$0.05
$0.00
$0.25
$0.25
$0.29
$0.28
$0.28
$0.11
Q1FY15
Q2FY15
Q3FY15
Q4FY15
Q1FY16
Q2FY16

PROVIDENT
Provident Financial Holdings, Inc.

Financial Ratios

Net Interest Margin



4.00%
3.00%
2.00%
1.00%
0.00%
2.96%
3.01%
3.05%
3.09%
2.82%
2.68%
Q1FY15
Q2FY15
Q3FY15
Q4FY15
Q1FY16
Q2FY16

Efficiency Ratio



100.00%
90.00%
80.00%
70.00%
60.00%
50.00%
80.59%
79.01%
77.20%
78.25%
77.56%
91.26%
Q1FY15
Q2FY15
Q3FY15
Q4FY15
Q1FY16
Q2FY16

Return on Average Assets



1.00%
0.75%
0.50%
0.25%
0.00%
0.86%
0.84%
0.92%
0.84%
0.83%
0.34%
Q1FY15
Q2FY15
Q3FY15
Q4FY15
Q1FY16
Q2FY16

Return on Average Equity



10.00%
7.50%
5.00%
2.50%
0.00%
6.59%
6.42%
7.22%
7.02%
6.96%
2.83%
Q1FY15
Q2FY15
Q3FY15
Q4FY15
Q1FY16
Q2FY16

Community Banking

Developments

- Loans Held for Investment increase at December 31, 2015 (sequential quarter)
- Eleven consecutive quarters of Preferred Loan growth
- Core Deposits increase by $17.7 million, or 3%, since June 30, 2015
- Higher cost Time Deposit balances continue to decline

Loan to Investment Mix



(In Millions)
$1,000
$800
$600
$400
$200
$0
$16
$16
$16
$15
$14
$24
$789
$798
$820
$814
$806
$814
09/30/14
12/31/14
03/31/15
06/30/15
09/30/15
12/31/15
Loans Held for Investment
Investment Securities

Loan Portfolio Mix



(In Millions)
$600
$500
$400
$300
$200
$100
$0
60%
50%
40%
30%
20%
10%
0%
53%
53%
55%
55%
56%
58%
$418
$377
$426
$377
$450
$375
$453
$366
$454
$357
$475
$344
09/30/14
12/31/14
03/31/15
06/30/15
09/30/15
12/31/15
Preferred Loans
Single-Family Loans
% of Preferred Loans to LHFI

Provident Bank Loan Originations and Purchases



(In Millions)
$60
$50
$40
$30
$20
$10
$0
$28
$39
$37
$20
$30
$45
Q1FY15
Q2FY15
Q3FY15
Q4FY15
Q1FY16
Q2FY16

Community Banking

Loans Held for Investment Composition

Loan Category (Dollars In Thousands)	Balance as of 12/31/15	Interest Rate	Balance as of 12/31/14	Interest Rate
Single-Family	$ 343,999	3.40%	$ 377,089	3.26%
Multi-Family	372,100	4.31%	322,279	4.56%
Commercial Real Estate	98,574	4.99%	100,850	5.44%
Construction	10,173	6.80%	4,378	5.28%
Other	72	6.25%	-	-
Commercial Business	487	6.49%	859	6.27%
Consumer	241	10.20%	265	10.13%
Total Loans Held for Investment	$ 825,646	4.05%	$ 805,720	4.07%
Undisbursed Loan Funds	(6,725)		(2,281)	
Advance payments of escrows	101		205	
Deferred Loan Costs, net	3,634		2,832	
Allowance for Loan Losses	(8,768)		(8,693)	
Total Loans Held for Investment, net	$ 813,888		$ 797,783	

Loan Composition as of 12/31/15



Construction 1%
Other 0%
Commercial Business 0%
Commercial Real Estate 12%
Consumer 0%
Multi-Family 45%
Single-Family 42%
Single-Family
Multi-Family
Commercial Real Estate
Construction
Other
Commercial Business
Consumer

Community Banking

Deposits and Borrowings



$1,200
$1,000
$800
$600
$400
$200
$0
(In Millions)
$41
$41
$131
$91
$91
$91
$365
$358
$355
$346
$336
$322
$537
$548
$563
$578
$589
$596
09/30/14
12/31/14
03/31/15
06/30/15
09/30/15
12/31/15
Transaction Accounts
Time Deposits
Borrowings

Deposit Composition

Category (Dollars In Thousands)	At 12/31/2015	Rate	At 12/31/2014	Rate
Checking Accounts - Non Interest-Bearing	$ 63,481	- %	$ 55,804	- %
Checking Accounts - Interest-Bearing	237,688	0.15%	217,318	0.15%
Savings Accounts	262,939	0.26%	244,925	0.26%
Money Market Accounts	32,017	0.32%	29,463	0.34%
Time Deposits	321,624	1.02%	358,002	1.04%
Total Deposits	$ 917,749	0.48%	$ 905,512	0.53%
Brokered Deposits included above	$ 3,039	3.76%	$ 3,039	3.76%

Deposit Composition at 12/31/2015



7%
26%
29%
3%
35%
Checking Accounts - Non Interest-Bearing
Checking Accounts - Interest-Bearing
Savings Accounts
Money Market Accounts
Time Deposits

Borrowing Maturity Schedule

Category (Dollars In Thousands)	At 12/31/2015	Rate	At 12/31/2014	Rate
Overnight	$ -	-	$ -	-
Three Months or Less	-	-	-	-
Over Three to Six Months	-	-	-	-
Over Six to Twelve Months	-	-	-	-
Over One to Two Years	48	6.49%	-	-
Over Two to Three Years	10,000	3.01%	70	6.49%
Over Three to Four Years	10,000	1.53%	10,000	3.01%
Over Four to Five Years	10,000	3.92%	10,000	1.53%
Over Five Years	61,286	2.75%	21,341	4.01%
Total Borrowings	$ 91,334	2.78%	$ 41,411	3.17%

Asset Quality

Developments

- Non-Performing Assets to Total Assets Ratio decreases 10 basis points to 1.47% since September 30, 2015
- Net Recoveries in five consecutive quarters
- REO activity remains limited
- Early-Stage Delinquencies very low at $522,000

NPA, NPA to Total Assets and ALLL to LHI Ratios



$25,000
$20,000
$15,000
$10,000
$5,000
$0
(In Thousands)
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%

	09/30/14	12/31/14	03/31/15	06/30/15	09/30/15	12/31/15
Non-Performing Assets	$15,498	$14,647	$13,711	$16,344	$18,438	$17,100
NPA to Total Assets	1.40%	1.32%	1.13%	1.39%	1.57%	1.47%
ALLL to LHI	1.11%	1.08%	1.05%	1.06%	1.11%	1.07%

Recovery from Allowance for Loan Losses



(In Thousands)
$500
$-
$(500)
$(1,000)
$(1,500)
$(818)
$(354)
$(111)
$(104)
$(38)
$(362)
Q1FY15
Q2FY15
Q3FY15
Q4FY15
Q1FY16
Q2FY16

Non-Performing Asset Composition 12/31/15



29%
1%
0%
0%
0%
11%
59%
Single-Family
Multi-Family
Commercial Real Estate
Construction
Other
Commercial Business
Real Estate Owned

Asset Quality

Allowance for Loan Losses (ALLL)



(In Thousands)
$10,000
$8,000
$6,000
$4,000
$2,000
$-
$8,888
$8,693
$8,712
$8,724
$9,034
$8,768
09/30/14
12/31/14
03/31/15
06/30/15
09/30/15
12/31/15

ALLL Allocation as of 12/31/15



4%
0%
0%
0%
9%
22%
65%
Single-Family
Multi-Family
Commercial Real Estate
Construction
Other
Commercial Business
Consumer

Delinquent and Non-Performing Loans

(Dollars In Thousands)	At December 31, 2015 30 - 89 Days # of Loans	At December 31, 2015 30 - 89 Days Balance	At December 31, 2015 Non-performing # of Loans	At December 31, 2015 Non-performing Balance	At December 31, 2014 30 - 89 Days # of Loans	At December 31, 2014 30 - 89 Days Balance	At December 31, 2014 Non-performing # of Loans	At December 31, 2014 Non-performing Balance
Mortgage Loans:								
Single-Family	2	$ 522	38	$ 10,966	1	$ 290	30	$ 7,867
Multi-Family	-	-	3	1,953	-	-	4	2,259
Commercial Real Estate	-	-	-	-	-	-	4	1,520
Other	-	-	-	-	-	-	-	-
Commercial Business Loans	-	-	1	100	-	-	2	120
Consumer Loans	-	-	-	-	3	1	-	-
Total	2	$ 522	42	$ 13,019	4	$ 291	40	$ 11,766

Net Charge-Offs (Recoveries)



(In Thousands)
$1,000
$500
$-
$(500)
$(1,000)
$38
$(159)
$(130)
$(116)
$(348)
$(96)
Q1FY15
Q2FY15
Q3FY15
Q4FY15
Q1FY16
Q2FY16

Asset Quality

Geographic Location

Category	Inland Empire Balance	Inland Empire Percentage	Southern California [1] Balance	Southern California [1] Percentage	Other California Balance	Other California Percentage	Other States Balance	Other States Percentage	Total Balance	Total Percentage
Single-Family	$103,374	30%	$179,461	52%	$59,634	17%	$1,530	1%	$343,999	100%
Multi-Family	75,937	20%	203,765	55%	89,516	24%	2,882	1%	$372,100	100%
Commercial Real Estate	35,080	36%	42,786	43%	20,708	21%	-	0%	$98,574	100%
Construction	375	4%	9,391	92%	407	4%	-	0%	$10,173	100%
Other	-	0%	72	100%	-	0%	-	0%	$72	100%
Total	$214,766	26%	$435,475	53%	$170,265	20%	$4,412	1%	$824,918	100%

[1] Other than Inland Empire.

Geographic Location 12/31/15



0%
26%
21%
53%
Inland Empire
Southern California (1)
Other California
Other States

[1] Other than Inland Empire.

Asset Quality

Single-Family (1st) – Loans Held for Investment

	Year of Origination									
	2007 & Prior	2008	2009	2010	2011	2012	2013	2014	2015	TOTAL
Loan Balance (in Thousands)	$256,175	$17,011	$877	$122	$1,037	$4,627	$5,456	$22,976	$25,215	$333,496
Weighted Avg. LTV (1)	66%	75%	51%	69%	64%	56%	54%	67%	71%	66%
Weighted Avg. Age (in Years)	10.19	7.77	6.40	5.12	4.42	3.40	2.49	1.39	0.49	8.48
Weighted Avg. FICO (2)	730	745	750	700	712	747	751	748	744	733
Number of Loans	787	34	3	1	4	23	31	42	35	960
Geographic Breakdown (%)										
Inland Empire	30%	24%	100%	100%	59%	21%	30%	38%	22%	30%
Southern California (3)	56%	49%	0%	0%	41%	35%	24%	34%	50%	53%
Other California	13%	27%	0%	0%	0%	44%	46%	28%	28%	17%
Other States	1%	0%	0%	0%	0%	0%	0%	0%	0%	0%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.
(2) At time of loan origination.
(3) Other than Inland Empire.

Multi-Family – Loans Held for Investment

	Year of Origination									
	2007 & Prior	2008	2009	2010	2011	2012	2013	2014	2015	TOTAL
Loan Balance (in Thousands)	$46,909	$3,989	-	-	$14,229	$26,556	$84,174	$93,163	$103,080	$372,100
Weighted Avg. LTV (1)	47%	43%	-	-	56%	55%	56%	56%	55%	54%
Weighted Avg. Debt Coverage Ratio (2)	1.48x	1.38x	-	-	1.54x	1.74x	1.71x	1.66x	1.48x	1.59x
Weighted Avg. Age (in Years)	10.31	7.67	-	-	4.31	3.36	2.41	1.47	0.47	2.83
Weighted Avg. FICO (2)	695	701	-	-	734	728	760	765	758	749
Number of Loans	91	4	-	-	16	32	114	109	142	508
Geographic Breakdown (%)										
Inland Empire	23%	34%	-	-	41%	15%	31%	12%	16%	20%
Southern California (3)	53%	66%	-	-	52%	53%	43%	54%	66%	55%
Other California	18%	0%	-	-	7%	32%	26%	34%	18%	24%
Other States	6%	0%	-	-	0%	0%	0%	0%	0%	1%
	100%	100%	-	-	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.
(2) At time of loan origination.
(3) Other than Inland Empire.

Commercial RE – Loans Held for Investment

	Year of Origination									
	2007 & Prior	2008	2009	2010	2011	2012	2013	2014	2015	TOTAL (4)(5)
Loan Balance (in Thousands)	$ 16,690	$ 422	-	$ 357	$ 752	$ 14,793	$ 18,128	$ 25,436	$ 21,996	$98,574
Weighted Avg. LTV (1)	46%	39%	-	0.56	60%	49%	47%	47%	44%	46%
Weighted Avg. Debt Coverage Ratio (2)	1.84x	1.43x	-	1.26	1.47x	1.90x	1.80x	1.91x	1.62x	1.80x
Weighted Avg. Age (in Years)	10.08	7.69	-	5.60	4.02	3.24	2.40	1.42	0.48	3.19
Weighted Avg. FICO (2)	709	700	-	704	770	753	757	750	751	747
Number of Loans	19	2	-	2	1	14	22	30	27	117
Geographic Breakdown (%)										
Inland Empire	22%	41%	-	51%	0%	71%	34%	35%	25%	36%
Southern California (3)	68%	59%	-	49%	100%	29%	36%	48%	33%	43%
Other California	10%	0%	-	0%	0%	0%	30%	17%	42%	21%
Other States	0%	0%	-	0%	0%	0%	0%	0%	0%	0%
	100%	100%	-	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.
(2) At time of loan origination.
(3) Other than Inland Empire.
(4) Comprised of the following: $33.0 million in Mixed Use; $15.3 million in Mobile Home Park; $15.0 million in Retail; $15.0 million in Office; $4.9 million in Warehouse; $4.6 million in Mini-Storage; $3.8 million in Restaurant/Fast Food; $1.9 million in Medical/Dental Office; $1.8 million in Light Industrial/Manufacturing; $1.7 million in Hotel and Motel; and $1.6 million in Automotive – Non-Gasoline.
(5) Consisting of $85.0 million or 86.2% in investment properties and $13.6 million or 13.8% in owner occupied properties.

Mortgage Banking

Developments

- Loan Origination Volume decreases 12% to $480.2 million (sequential quarter)
- Gross Locked Pipeline decreases 30% to $139.2 million (sequential quarter)
- Loan Sale Margin decreases 25 basis points to 140 basis points (sequential quarter)

PBM Loan Originations


(In Millions)
$1,000
$800
$600
$400
$200
$0
$14
$12
$8
$8
$8
$8
$514
$562
$681
$721
$540
$473
Q1FY15
Q2FY15
Q3FY15
Q4FY15
Q1FY16
Q2FY16
Saleable
Portfolio

PBM Locked Pipeline


(In Thousands)
$400,000
$300,000
$200,000
$100,000
$0
40%
30%
20%
10%
0%
28%
29%
31%
27%
30%
29%

	09/30/14	12/31/14	03/31/15	06/30/15	09/30/15	12/31/15
Gross Locked Pipeline	$161,024	$172,063	$325,982	$190,939	$198,694	$139,214
Net Locked Pipeline (1)	$116,695	$121,575	$225,182	$139,565	$138,849	$98,763
Fall-out Ratio	28%	29%	31%	27%	30%	29%

(1) Net of management's estimate of commitments to extend credit which may not fund.

PBM Loan Purchase vs. Refinance


100%
80%
60%
40%
20%
0%
Refinance (%)
Purchase (%)

	Q1FY15	Q2FY15	Q3FY15	Q4FY15	Q1FY16	Q2FY16
Refinance	48%	55%	68%	54%	43%	47%
Purchase	52%	45%	32%	46%	57%	53%

Mortgage Banking

Gain on Sale of Loans


(In Thousands)
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
$7,652
$8,042
$9,754
$8,762
$8,923
$6,044
Q1FY15
Q2FY15
Q3FY15
Q4FY15
Q1FY16
Q2FY16

Loan Sale Margin


2.00%
1.50%
1.00%
0.50%
0.00%
1.52%
1.50%
1.40%
1.40%
1.25%
1.25%
1.39%
1.39%
1.65%
1.65%
1.40%
1.40%
Q1FY15
Q2FY15
Q3FY15
Q4FY15
Q1FY16
Q2FY16
Loan Sale Margin
Loan Sale Margin, Excluding Recourse Provision/Recovery

Recourse (Recovery) Provision


(In Thousands)
$100
$0
-$100
-$200
-$300
($199)
($1)
$42
$72
$3
$30
Q1FY15
Q2FY15
Q3FY15
Q4FY15
Q1FY16
Q2FY16

Recourse Reserve


(In Thousands)
$1,000
$750
$500
$250
$0
$712
$711
$731
$768
$768
$768
09/30/14
12/31/14
03/31/15
06/30/15
09/30/15
12/31/15

PROVIDENT
Provident Financial Holdings, Inc.

Capital Management

Developments

- Bank Capital Ratios remain strong
- Implemented Basel III capital protocol on January 1, 2015
- 2.54% cash dividend yield (approximately)
- Repurchased approximately 91,000 shares of common stock

Stock Repurchase Plan Activity



(# of Shares)
300,000
250,000
200,000
150,000
100,000
50,000
-
162,204
156,916
278,220
187,566
215,929
90,955
Q1FY2015
Q2FY2015
Q3FY2015
Q4FY2015
Q1FY2016
Q2FY2016

Bank Capital Ratios



25.00%
20.00%
15.00%
10.00%
5.00%
0.00%

	09/30/14	12/31/14	03/31/15	06/30/15	09/30/15	12/31/15
Tier 1 Leverage Ratio	10.50%	10.70%	10.79%	10.68%	9.89%	9.85%
CET1 Ratio			15.81%	17.22%	16.33%	16.18%
Tier 1 Risk-Based Capital Ratio	15.28%	15.15%	15.81%	17.22%	16.33%	16.18%
Total Risk-Based Capital Ratio	16.47%	16.26%	17.04%	18.47%	17.58%	17.43%

Value Proposition

Stock Price to Tangible Book Value Multiple



2.00x
1.80x
1.60x
1.40x
1.20x
1.00x
0.80x
0.60x
0.40x
0.20x
0.00x

	03/31/14	06/30/14	09/30/14	12/31/14	03/31/15	06/30/15	09/30/15	12/31/15
Price/ TBV	0.99x	0.93x	0.92x	0.94x	0.98x	1.02x	1.02x	1.14x